UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2014

Clone Algo Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54083	27-3183663
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Changi North Street 1, Singapore 489789
(Address of principal executive office)

+(65) 8688 5566
(Registrant's telephone number, including area code)

n/a
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

On March 12, 2014, Clone Algo Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report, among other items, that De Joya Griffith, LLC (“De Joya”), had resigned as Independent Registered Public Accountants on March 6, 2014.  This amendment is being filed to clarify that the report of De Joya on the Company's financial statements for the year ended March 31, 2013 and from inception (February 22, 2010) to March 31, 2013 did contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.  As detailed below, the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, filed with the SEC on July 15, 2013, contained a “Going Concern” paragraph.  This amendment also amends the Original Form 8-K to include Exhibit 16.1 hereto.  Other than as described above, this amendment does not amend any other information previously filed in the Original Form 8-K.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of Previous Independent Registered Public Accounting Firm

On March 6, 2014, Clone Algo Inc. (the “Company”) accepted the resignation of De Joya Griffith, LLC (“De Joya”) as Independent Registered Public Accountants. On March 6, 2014, the Board of Directors of the Company accepted such resignation.

During the fiscal year ended March 31, 2013 and from inception (February 22, 2010) to March 31, 2013 and through De Joya’s resignation on March 6, 2014, there were (1) no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of De Joya would have caused De Joya to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.  The report of De Joya on the Company's financial statements for the year ended March 31, 2013 and from inception (February 22, 2010) to March 31, 2013 did contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.  The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, filed with the Securities and Exchange Commission on July 15, 2013, contained, in Note 1 to the Audited Financial Statements prepared by De Joya, a paragraph detailing conditions that raised a “substantial doubt about the Company’s ability to continue as a going concern.”

We furnished De Joya with a copy of this disclosure on April 9, 2014, providing De Joya with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  A copy of De Joya’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Certificate of Amendment dated March 12, 2014 (1)

16.1	Letter from De Joya Griffith, LLC (filed herewith)

(1)	Previously filed as an exhibit to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLONE ALGO INC.

Date: April 11, 2014	By:	/s/ Niraj Goel
Niraj Goel
Chief Executive Officer